UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09423
                                                     ---------

                            The Gabelli Utility Trust
                -----------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                -----------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                   [LOGO]
                                                                   THE GABELLI
                                                                   UTILITY TRUST

                            THE GABELLI UTILITY TRUST

                                  Annual Report
                                December 31, 2007

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2007 (a)
              ----------------------------------------------------

                                                                              Since
                                                                            Inception
                                       Quarter   1 Year   3 Year   5 Year   (07/09/99)
                                       -------   ------   ------   ------   ----------
GABELLI UTILITY TRUST
   NAV TOTAL RETURN (b) ............     4.11%    9.03%   15.07%   15.92%     11.06%
   INVESTMENT TOTAL RETURN (c) .....     3.84     3.42     9.10     9.77      11.43

S&P 500 Utilities Index ............     7.55    19.38    19.06    21.50       6.56
Lipper Utility Fund Average ........     5.10    19.53    19.14    21.05       7.80

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE STANDARD & POOR'S ("S&P") 500 UTILITIES INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER UTILITY FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

--------------------------------------------------------------------------------

                                                          Sincerely yours,

                                                          /s/ Bruce N. Alpert

                                                          Bruce N. Alpert
                                                          President

February 22, 2008

                            THE GABELLI UTILITY TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:

Energy and Utilities: Electric Integrated ............................    44.7%
U.S. Treasury Bills ..................................................    11.2%
Energy and Utilities:
   Electric Transmission and Distribution ............................     7.2%
Energy and Utilities: Natural Gas Integrated .........................     6.8%
Energy and Utilities: Natural Gas Utilities ..........................     5.3%
Telecommunications ...................................................     4.7%
Energy and Utilities: Global Utilities ...............................     3.7%
Cable and Satellite ..................................................     3.0%
Wireless Communications ..............................................     2.8%
Energy and Utilities: Water ..........................................     2.8%
Energy and Utilities: Merchant Energy ................................     2.0%
Energy and Utilities: Natural Resources ..............................     1.2%
Entertainment ........................................................     1.2%
Diversified Industrial ...............................................     1.0%
Computer Software and Services .......................................     0.8%
Energy and Utilities: Services .......................................     0.5%
Communications Equipment .............................................     0.4%
Transportation .......................................................     0.2%
Aerospace ............................................................     0.2%
Energy and Utilities: Alternative Energy .............................     0.2%
Real Estate ..........................................................     0.1%
Equipment and Supplies ...............................................     0.0%
Automotive: Parts and Accessories ....................................     0.0%
Publishing ...........................................................     0.0%
Agriculture ..........................................................     0.0%
                                                                         -----
                                                                         100.0%
                                                                         =====

      THE GABELLI UTILITY TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS -- 87.1%
               ENERGY AND UTILITIES -- 74.3%
               ENERGY AND UTILITIES: ALTERNATIVE ENERGY -- 0.2%
      10,000   Ormat Technologies Inc. ........  $      150,000  $      550,100
                                                 --------------  --------------
               ENERGY AND UTILITIES: ELECTRIC INTEGRATED -- 44.7%
     248,000   Allegheny Energy Inc. ..........       7,414,609      15,775,280
      23,000   ALLETE Inc. ....................         728,776         910,340
      75,000   Alliant Energy Corp. ...........       1,824,383       3,051,750
      10,000   Ameren Corp. ...................         437,020         542,100
      80,000   American Electric
                 Power Co. Inc. ...............       2,629,105       3,724,800
   1,800,000   Aquila Inc.+ ...................       6,816,425       6,714,000
      10,000   Avista Corp. ...................         199,636         215,400
      35,000   Black Hills Corp. ..............       1,060,967       1,543,500
      30,000   Cleco Corp. ....................         570,612         834,000
     150,000   CMS Energy Corp. ...............       1,635,059       2,607,000
      70,000   Constellation Energy
                 Group Inc. ...................       4,354,534       7,177,100
       2,000   Dominion Resources Inc. ........          86,700          94,900
     160,000   DPL Inc. .......................       3,365,523       4,744,000
      24,000   DTE Energy Co. .................         978,366       1,055,040
     200,000   Duke Energy Corp. ..............       3,853,613       4,034,000
      90,000   Edison International ...........       3,861,403       4,803,300
     189,300   El Paso Electric Co.+ ..........       3,420,893       4,840,401
       3,000   Entergy Corp. ..................          84,249         358,560
      51,000   FirstEnergy Corp. ..............       2,118,209       3,689,340
     137,000   Florida Public Utilities Co. ...       1,196,633       1,609,750
      90,000   FPL Group Inc. .................       3,906,908       6,100,200
     100,000   Great Plains Energy Inc. .......       3,108,739       2,932,000
      55,000   Hawaiian Electric
                 Industries Inc. ..............       1,433,833       1,252,350
      92,000   Integrys Energy Group Inc. .....       4,632,153       4,755,480
      61,000   Maine & Maritimes Corp.+ .......       1,926,684       2,028,250
      66,000   MGE Energy Inc. ................       1,951,270       2,341,020
      45,000   NiSource Inc. ..................         970,021         850,050
     110,000   NorthWestern Corp. .............       3,401,768       3,245,000
     100,000   OGE Energy Corp. ...............       2,406,346       3,629,000
      24,000   Otter Tail Corp. ...............         637,145         830,400
      48,000   PG&E Corp. .....................       1,280,160       2,068,320
      20,000   PNM Resources Inc. .............         290,976         429,000
     100,000   Progress Energy Inc. ...........       4,383,880       4,843,000
      40,000   Progress Energy Inc.,
                 CVO+ (a) .....................          20,800          13,200
      19,000   Public Service Enterprise
                 Group Inc. ...................         996,629       1,866,560
      41,000   Puget Energy Inc. ..............         963,390       1,124,630
      60,500   SCANA Corp. ....................       1,918,305       2,550,075
      35,000   Sierra Pacific Resources .......         312,248         594,300
     104,000   TECO Energy Inc. ...............       1,560,497       1,789,840
      20,000   The Empire District
                 Electric Co. .................         426,495         455,600
     145,000   Unisource Energy Corp. .........       4,693,063       4,574,750
      35,000   Unitil Corp. ...................         926,911         994,000
      47,000   Vectren Corp. ..................       1,162,166       1,363,470
     260,000   Westar Energy Inc. .............       5,973,605       6,744,400
      90,000   Wisconsin Energy Corp. .........       3,273,387       4,383,900
     195,000   Xcel Energy Inc. ...............       3,384,476       4,401,150
                                                 --------------  --------------
                                                    102,578,570     134,484,506
                                                 --------------  --------------

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               ENERGY AND UTILITIES:
               ELECTRIC TRANSMISSION AND DISTRIBUTION -- 7.2%
      50,000   CH Energy Group Inc. ...........  $    2,261,677  $    2,227,000
      58,000   Consolidated Edison Inc. .......       2,626,340       2,833,300
     100,000   Energy East Corp. ..............       2,316,873       2,721,000
     135,000   Northeast Utilities ............       2,670,943       4,226,850
     215,000   NSTAR ..........................       5,293,459       7,787,300
      22,500   Pepco Holdings Inc. ............         449,918         659,925
      36,666   UIL Holdings Corp. .............         966,693       1,354,809
                                                 --------------  --------------
                                                     16,585,903      21,810,184
                                                 --------------  --------------
               ENERGY AND UTILITIES: GLOBAL UTILITIES -- 3.7%
       1,500   Areva SA .......................         613,197       1,721,567
       8,000   Chubu Electric Power Co. Inc. ..         189,551         208,746
      35,000   Electric Power
                 Development Co. Ltd. .........       1,256,887       1,306,449
      28,800   Endesa SA, ADR .................       1,544,139       1,526,400
     200,000   Enel SpA .......................       1,531,070       2,378,759
     300,000   Hera SpA .......................         433,286       1,352,033
       8,000   Hokkaido Electric
                 Power Co. Inc. ...............         156,870         173,298
       8,000   Hokuriku Electric Power Co. ....         146,449         166,853
       1,500   Huaneng Power
                 International Inc., ADR ......          70,842          61,950
      30,000   Korea Electric
                 Power Corp., ADR+ ............         486,564         625,500
       8,000   Kyushu Electric
                 Power Co. Inc. ...............         167,818         196,930
       2,000   Niko Resources Ltd. ............         113,769         180,860
       8,000   Shikoku Electric
                 Power Co. Inc. ...............         155,987         214,474
       8,000   The Chugoku Electric
                 Power Co. Inc. ...............         150,761         155,754
       8,000   The Kansai Electric
                 Power Co. Inc. ...............         158,472         186,546
       8,000   The Tokyo Electric
                 Power Co. Inc. ...............         191,450         206,955
      15,000   Tohoku Electric
                 Power Co. Inc. ...............         284,854         338,361
                                                 --------------  --------------
                                                      7,651,966      11,001,435
                                                 --------------  --------------
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 1.8%
      20,000   Calpine Corp.+ .................          52,600           5,200
      35,810   Dynegy Inc., Cl. A+ ............         175,000         255,683
       8,130   Mirant Corp.+ ..................          37,373         316,908
     300,000   Mirant Corp. Escrow+ (a) .......               0               0
     220,000   The AES Corp.+ .................       3,262,437       4,705,800
                                                 --------------  --------------
                                                      3,527,410       5,283,591
                                                 --------------  --------------
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 5.9%
     180,000   El Paso Corp. ..................       1,683,468       3,103,200
      34,000   EnergySouth Inc. ...............       1,021,289       1,972,000
     110,000   National Fuel Gas Co. ..........       3,549,518       5,134,800
     100,000   ONEOK Inc. .....................       2,674,346       4,477,000
     110,000   Southern Union Co. .............       1,799,367       3,229,600
                                                 --------------  --------------
                                                     10,727,988      17,916,600
                                                 --------------  --------------

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES (CONTINUED)
               ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 5.3%
      26,000   AGL Resources Inc. .............  $      643,173  $      978,640
      50,000   Atmos Energy Corp. .............       1,241,257       1,402,000
      10,000   Chesapeake Utilities Corp. .....         224,112         318,500
       6,000   Corning Natural Gas Corp.+ .....          91,760         100,650
      30,000   Delta Natural Gas Co. Inc. .....         502,057         757,500
      90,000   Nicor Inc. .....................       3,094,432       3,811,500
      35,000   Piedmont Natural Gas Co. Inc. ..         553,257         915,600
       6,000   RGC Resources Inc. .............         128,344         181,500
     150,000   Southwest Gas Corp. ............       4,133,813       4,465,500
     120,000   Spectra Energy Corp. ...........       3,280,847       3,098,400
                                                 --------------  --------------
                                                     13,893,052      16,029,790
                                                 --------------  --------------
               ENERGY AND UTILITIES: NATURAL RESOURCES -- 1.2%
       4,000   Anadarko Petroleum Corp. .......         141,060         262,760
      19,000   Compania de Minas
                 Buenaventura SA, ADR .........         423,453       1,075,400
      18,000   Exxon Mobil Corp. ..............       1,053,313       1,686,420
         300   Patriot Coal Corp.+ ............           7,197          12,522
       3,000   Peabody Energy Corp. ...........         112,745         184,920
       4,000   Royal Dutch Shell plc,
                 Cl. A, ADR ...................         237,320         336,800
                                                 --------------  --------------
                                                      1,975,088       3,558,822
                                                 --------------  --------------
               ENERGY AND UTILITIES: SERVICES -- 0.5%
      50,000   ABB Ltd., ADR ..................         546,150       1,440,000
       3,572   Renegy Holdings Inc.+ ..........         124,649          22,396
                                                 --------------  --------------
                                                        670,799       1,462,396
                                                 --------------  --------------
               ENERGY AND UTILITIES: WATER -- 2.8%
      14,000   American States Water Co. ......         312,701         527,520
      21,833   Aqua America Inc. ..............         221,008         462,860
      24,750   Artesian Resources Corp.,
                 Cl. A ........................         257,250         467,775
      20,500   BIW Ltd. .......................         385,070         483,800
      20,000   California Water
                 Service Group ................         555,152         740,400
       7,500   Connecticut Water Service
                 Inc. .........................         146,455         176,775
      51,333   Middlesex Water Co. ............         801,882         972,760
      24,388   Pennichuck Corp. ...............         479,047         651,403
      80,000   SJW Corp. ......................       1,482,532       2,773,600
       8,101   Southwest Water Co. ............          52,047         101,425
      12,000   Suez SA ........................         387,529         810,562
      12,000   Suez SA, Strips+ ...............               0             175
       9,000   York Water Co. .................         108,269         139,500
                                                 --------------  --------------
                                                      5,188,942       8,308,555
                                                 --------------  --------------
               DIVERSIFIED INDUSTRIAL -- 1.0%
       1,000   Alstom .........................         218,220         214,922
       1,000   Bouygues SA ....................          87,168          83,337
       8,000   Cooper Industries Ltd., Cl. A ..         300,920         423,040
      65,000   General Electric Co. ...........       2,441,850       2,409,550
                                                 --------------  --------------
                                                      3,048,158       3,130,849
                                                 --------------  --------------
               EQUIPMENT AND SUPPLIES -- 0.0%
      50,000   Capstone Turbine Corp.+ ........          83,080          81,500
       2,000   Mueller Industries Inc. ........          88,019          57,980
                                                 --------------  --------------
                                                        171,099         139,480
                                                 --------------  --------------
               TOTAL ENERGY
                 AND UTILITIES ................     166,168,975     223,676,308
                                                 --------------  --------------

  SHARES/                                                            MARKET
   UNITS                                              COST           VALUE
------------                                     --------------  --------------
               COMMUNICATIONS -- 10.3%
               CABLE AND SATELLITE -- 3.0%
      60,000   Cablevision Systems Corp.,
                 Cl. A+ .......................  $    1,708,634  $    1,470,000
       5,000   Cogeco Cable Inc. ..............         105,008         242,211
      20,000   Cogeco Inc. ....................         389,461         800,446
      30,000   Comcast Corp., Cl. A+ ..........         651,983         547,800
      50,000   EchoStar Communications
                 Corp., Cl. A+ ................       1,560,335       1,886,000
      35,000   Liberty Global Inc., Cl. A+ ....         739,454       1,371,650
      20,000   Liberty Global Inc., Cl. C+ ....         421,966         731,800
       2,112   PT Multimedia Servicos de
                 Telecomunicacoes e
                 Multimedia SGPS SA ...........          20,761          29,489
       8,000   Rogers Communications Inc.,
                 Cl. B ........................         119,139         362,000
      65,000   The DIRECTV Group Inc.+ ........       1,080,493       1,502,800
                                                 --------------  --------------
                                                      6,797,234       8,944,196
                                                 --------------  --------------
               COMMUNICATIONS EQUIPMENT -- 0.4%
     280,000   The Furukawa Electric Co.
                 Ltd. .........................       1,441,034       1,087,768
                                                 --------------  --------------
               TELECOMMUNICATIONS -- 4.1%
      45,000   AT&T Inc. ......................       1,183,996       1,870,200
       4,350   Bell Aliant Regional
                 Communications
                 Income Fund (a)(b) ...........         117,218         128,020
      30,000   BT Group plc, ADR ..............       1,026,589       1,617,600
       1,000   CenturyTel Inc. ................          42,540          41,460
     220,000   Cincinnati Bell Inc.+ ..........         985,376       1,045,000
      10,000   Citizens Communications Co. ....         136,800         127,300
         500   Comstar United Telesystems,
                 GDR+ .........................           6,453           4,935
      20,000   D&E Communications Inc. ........         190,498         289,000
      30,000   Deutsche Telekom AG, ADR .......         543,620         650,100
       2,000   France Telecom SA, ADR .........          22,799          71,260
         500   Golden Telecom Inc.+ ...........          41,235          50,475
         200   Hutchison Telecommunications
                 International Ltd. ...........             163             301
         500   Mobistar SA ....................          44,141          45,506
         200   Nippon Telegraph &
                 Telephone Corp. ..............         929,640       1,000,761
      15,000   Portugal Telecom SGPS SA .......         210,164         195,842
         200   PT Indosat Tbk .................             128             184
         500   Rostelecom, ADR ................          32,190          34,775
         500   Sistema JSFC, GDR ..............          17,383          20,875
       1,200   Tele2 AB, Cl. B ................          14,604          24,044
       6,000   Telecom Italia SpA, ADR ........         182,248         185,040
      40,000   Touch America Holdings Inc.+ ...          38,488               0
     115,000   Verizon Communications Inc. ....       4,312,581       5,024,350
                                                 --------------  --------------
                                                     10,078,854      12,427,028
                                                 --------------  --------------
               WIRELESS COMMUNICATIONS -- 2.8%
         600   America Movil SAB de CV,
                 Cl. L, ADR ...................           9,424          36,834
       2,000   China Mobile Ltd., ADR .........          33,988         173,740
       2,000   China Unicom Ltd., ADR .........          16,278          44,800
         200   Cosmote Mobile
                 Telecommunications SA ........           3,701           7,573
       4,500   Mobile TeleSystems OJSC,
                 ADR ..........................         175,074         458,055
         171   MobileOne Ltd. .................             210             226
       1,200   NTT DoCoMo Inc. ................       1,732,443       1,997,941
       3,000   QUALCOMM Inc. ..................         115,589         118,050
      40,000   Rural Cellular Corp., Cl. A+ ...       1,756,634       1,763,600

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST            VALUE
------------                                     --------------  --------------
               COMMON STOCKS (CONTINUED)
               COMMUNICATIONS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
         600   SK Telecom Co. Ltd., ADR .......  $       12,374  $       17,904
         200   SmarTone Telecommunications
                 Holdings Ltd. ................             207             188
       3,000   Turkcell Iletisim Hizmet A/S,
                 ADR ..........................          68,927          82,710
      29,000   United States Cellular Corp.+ ..       1,391,580       2,438,900
      29,000   Vimpel-Communications, ADR .....         189,143       1,206,400
                                                 --------------  --------------
                                                      5,505,572       8,346,921
                                                 --------------  --------------
               TOTAL COMMUNICATIONS ...........      23,822,694      30,805,913
                                                 --------------  --------------
               OTHER -- 2.5%
               AEROSPACE -- 0.2%
      65,000   Rolls-Royce Group plc+ .........         513,387         706,466
   2,626,000   Rolls-Royce Group plc, Cl. B ...           5,367           5,750
                                                 --------------  --------------
                                                        518,754         712,216
                                                 --------------  --------------
               AGRICULTURE -- 0.0%
         800   Cadiz Inc.+ ....................           3,000          16,800
                                                 --------------  --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
       1,000   BERU AG ........................         106,092         109,800
                                                 --------------  --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.8%
      40,000   Cognos Inc.+ ...................       2,296,817       2,302,800
                                                 --------------  --------------
               ENTERTAINMENT -- 1.2%
     100,000   Time Warner Inc. ...............       1,870,137       1,651,000
      40,000   Vivendi ........................       1,403,488       1,835,168
                                                 --------------  --------------
                                                      3,273,625       3,486,168
                                                 --------------  --------------
               PUBLISHING -- 0.0%
       3,000   Idearc Inc. ....................          96,328          52,680
                                                 --------------  --------------
               REAL ESTATE -- 0.1%
       6,075   Brookfield Asset
                 Management Inc., Cl. A .......          65,353         216,695
                                                 --------------  --------------
               TRANSPORTATION -- 0.2%
      20,000   GATX Corp. .....................         610,022         733,600
                                                 --------------  --------------
               TOTAL OTHER ....................       6,969,991       7,630,759
                                                 --------------  --------------
               TOTAL COMMON STOCKS ............     196,961,660     262,112,980
                                                 --------------  --------------
               CONVERTIBLE PREFERRED STOCKS -- 1.5%
               ENERGY AND UTILITIES -- 0.9%
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 0.9%
       2,000   El Paso Corp.,
                 4.990% Cv. Pfd. (b) ..........       1,945,987       2,822,168
                                                 --------------  --------------
               COMMUNICATIONS -- 0.6%
               TELECOMMUNICATIONS -- 0.6%
      30,000   Citizens Utilities Trust,
                 5.000% Cv. Pfd. ..............       1,490,995       1,692,000
                                                 --------------  --------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS .............       3,436,982       4,514,168
                                                 --------------  --------------

  PRINCIPAL                                                          MARKET
   AMOUNT                                             COST            VALUE
------------                                     --------------  --------------
               CORPORATE BONDS -- 0.0%
               COMMUNICATIONS -- 0.0%
               TELECOMMUNICATIONS -- 0.0%
   $ 100,000   Williams Communications
                 Group Inc., Escrow,
                 10.875%, 10/01/09+ (a) .......  $            0  $            0
                                                 --------------  --------------
   SHARES
------------
               WARRANTS -- 0.2%
               ENERGY AND UTILITIES -- 0.2%
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 0.2%
      26,107   Mirant Corp., Ser. A,
                 expire 01/03/11+ .............          51,616         480,891
                                                 --------------  --------------
               ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 0.0%
       3,000   Corning Natural Gas Corp.,
                 expire 08/17/11+ .............               0           9,075
                                                 --------------  --------------
               TOTAL ENERGY
                 AND UTILITIES ................          51,616         489,966
                                                 --------------  --------------
               COMMUNICATIONS -- 0.0%
               WIRELESS COMMUNICATIONS -- 0.0%
       3,000   Bharti Airtel Ltd.,
                 expire 12/15/16+ (b) .........          73,163          75,143
                                                 --------------  --------------
               TOTAL WARRANTS .................         124,779         565,109
                                                 --------------  --------------
 PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 11.2%
$ 33,991,000   U.S. Treasury Bills,
                 2.487% to 3.186%++,
                 01/03/08 to 06/05/08 .........      33,770,263      33,762,502
                                                 --------------  --------------
TOTAL INVESTMENTS -- 100.0%. ..................  $  234,293,684     300,954,759
                                                 ==============
OTHER ASSETS AND LIABILITIES (NET) ............                        (745,136)
PREFERRED SHARES
  (1,184,700  preferred shares outstanding) ...                     (54,592,500)
                                                                 --------------
NET ASSETS -- COMMON SHARES
  (30,021,188 common shares outstanding) ......                  $  245,617,123
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
  ($245,617,123 / 30,021,188 shares
  outstanding) ...............................                   $         8.18
                                                                 ==============

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2007, the market value of fair valued securities amounted to $141,220 or 0.05% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of Rule 144A securities amounted to $3,025,331 or 1.01% of total investments.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt
CVO   Contingent Value Obligation
GDR   Global Depository Receipt

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007
ASSETS:
   Investments, at value (cost $234,293,684) .................   $  300,954,759
   Cash ......................................................              959
   Foreign currency, at value (cost $47) .....................               46
   Receivable for investments sold ...........................          378,363
   Dividends and interest receivable .........................          481,256
   Prepaid expense ...........................................            8,837
                                                                 --------------
   TOTAL ASSETS ..............................................      301,824,220
                                                                 --------------
LIABILITIES:
   Payable for investments purchased .........................          374,990
   Distributions payable .....................................           51,701
   Payable for investment advisory fees ......................          756,494
   Payable for payroll expenses ..............................          105,066
   Payable for accounting fees ...............................           11,251
   Payable for shareholder communications expenses ...........          150,090
   Unrealized depreciation on swap contracts .................           86,101
   Other accrued expenses ....................................           78,904
                                                                 --------------
   TOTAL LIABILITIES .........................................        1,614,597
                                                                 --------------
PREFERRED SHARES:
   Series A Cumulative Preferred Shares (5.625%, $25
     liquidation value, $0.001 par value, 1,200,000 shares
     authorized with 1,183,700 shares issued
     and outstanding) ........................................       29,592,500
   Series B Cumulative Preferred Shares (Auction Market,
     $25,000 liquidation value, $0.001 par value,
     1,000 shares authorized with 1,000 shares issued
     and outstanding) ........................................       25,000,000
                                                                 --------------
   TOTAL PREFERRED SHARES ....................................       54,592,500
                                                                 --------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ............   $  245,617,123
                                                                 ==============
NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $0.001 par value ......................   $  180,036,943
   Accumulated distributions in excess of net
     investment income .......................................         (230,825)
   Accumulated distributions in excess of net realized
     gain on investments, swap contracts, and foreign
     currency transactions ...................................         (764,305)
   Net unrealized appreciation on investments ................       66,661,075
   Net unrealized depreciation on swap contracts .............          (86,101)
   Net unrealized appreciation on foreign
     currency translations ...................................              336
                                                                 --------------
   NET ASSETS ................................................   $  245,617,123
                                                                 ==============
   NET ASSET VALUE PER COMMON SHARE:
     ($245,617,123 / 30,021,188 shares outstanding;
     unlimited number of shares authorized) ..................   $         8.18
                                                                 ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $81,832) ...............   $    7,603,595
   Interest ..................................................        1,381,744
                                                                 --------------
   TOTAL INVESTMENT INCOME ...................................        8,985,339
                                                                 --------------
EXPENSES:
   Investment advisory fees ..................................        3,002,900
   Shareholder communications expenses .......................          303,133
   Payroll expenses ..........................................          281,841
   Shareholder services fees .................................          143,832
   Trustees' fees ............................................           68,077
   Legal and audit fees ......................................           62,059
   Auction agent expenses ....................................           60,980
   Accounting fees ...........................................           45,000
   Custodian fees ............................................           38,259
   Interest expense ..........................................              367
   Miscellaneous expenses ....................................           (8,636)
                                                                 --------------
   TOTAL EXPENSES ............................................        3,997,812
   Less: Custodian fee credits ...............................           (8,780)
                                                                 --------------
   NET EXPENSES ..............................................        3,989,032
                                                                 --------------
   NET INVESTMENT INCOME .....................................        4,996,307
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized gain on investments ..........................       12,073,886
   Net realized gain on swap contracts .......................          325,637
   Net realized gain on foreign currency transactions ........            2,852
                                                                 --------------
   Net realized gain on investments, swap contracts,
     and foreign currency transactions .......................       12,402,375
                                                                 --------------
Net change in unrealized appreciation/depreciation:
   on investments ............................................        7,499,268
   on swap contracts .........................................         (883,070)
   on foreign currency translations ..........................              272
                                                                 --------------
Net change in unrealized appreciation/depreciation on
   investments, swap contracts, and foreign
   currency translations .....................................        6,616,470
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY ......................       19,018,845
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........       24,015,152
Total Distributions to Preferred Shareholders ................       (2,986,133)
                                                                 --------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS ....................   $   21,029,019
                                                                 ==============

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                  YEAR ENDED          YEAR ENDED
                                                                                              DECEMBER 31, 2007   DECEMBER 31, 2006
                                                                                              -----------------   -----------------
OPERATIONS:
   Net investment income ..................................................................     $   4,996,307       $   4,905,845
   Net realized gain on investments, swap contracts, and foreign currency transactions ....        12,402,375          19,161,236
   Net change in unrealized appreciation/depreciation on investments, swap contracts,
      and foreign currency translations ...................................................         6,616,470          34,951,608
                                                                                                -------------       -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................        24,015,152          59,018,689
                                                                                                -------------       -------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ..................................................................          (950,642)           (630,852)
   Net realized short-term gain on investments, swap contracts, and foreign currency
      transactions ........................................................................          (247,668)           (155,897)
   Net realized long-term gain on investments, swap contracts, and foreign currency
      transactions ........................................................................        (1,787,823)         (2,102,354)
                                                                                                -------------       -------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ..........................................        (2,986,133)         (2,889,103)
                                                                                                -------------       -------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING FROM
      OPERATIONS ..........................................................................        21,029,019          56,129,586
                                                                                                -------------       -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..................................................................        (4,733,339)         (4,633,883)
   Net realized short-term gain on investments, swap contracts, and foreign currency
      transactions ........................................................................        (1,188,222)         (1,145,139)
   Net realized long-term gain on investments, swap contracts, and foreign currency
      transactions ........................................................................        (8,589,683)        (15,442,712)
   Return of capital ......................................................................        (6,966,691)                 --
                                                                                                -------------       -------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .............................................       (21,477,935)        (21,221,734)
                                                                                                -------------       -------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of
      distributions .......................................................................         3,159,205           3,175,985
   Net increase in net assets from repurchase of preferred shares .........................               790                  --
   Offering costs for issuance of rights charged to paid-in capital .......................                --             124,180
                                                                                                -------------       -------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ................................         3,159,995           3,300,165
                                                                                                -------------       -------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS .........................         2,711,079          38,208,017

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ....................................................................       242,906,044         204,698,027
                                                                                                -------------       -------------
   End of period (including undistributed net investment income of $0 and $116,559,
      respectively) .......................................................................     $ 245,617,123       $ 242,906,044
                                                                                                =============       =============

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Utility Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on July 9, 1999.

      The Fund's primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

      SWAP AGREEMENTS. The Fund may enter into equity swap and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps,

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

      The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2007 are as follows:

     NOTIONAL                   FLOATING RATE*     TERMINATION  NET UNREALIZED
      AMOUNT     FIXED RATE  (RATE RESET MONTHLY)     DATE       DEPRECIATION
   ------------  ----------  --------------------  -----------  --------------
   $ 25,000,000    4.000%          5.225%            06/02/10     $ (86,483)

----------
*     Based on Libor (London Interbank Offered Rate).

      The Fund has entered into equity swap agreements with Bear, Stearns International Limited. Details of the swaps at December 31, 2007 are as follows:

        NOTIONAL              EQUITY SECURITY               INTEREST RATE/            TERMINATION   NET UNREALIZED
         AMOUNT                  RECEIVED                EQUITY SECURITY PAID            DATE        APPRECIATION
------------------------   ---------------------   --------------------------------   -----------   --------------
                               Market Value        Overnight LIBOR plus 40 bps plus
                             Appreciation on:       Market Value Depreciation on:
$378,335 (35,000 Shares)   Rolls-Royce Group plc        Rolls-Royce Group plc          10/15/08         $ 382

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2007, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation (depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2007, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain (loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences for the fiscal year ended December 31, 2007 were primarily attributable to reclassifications for swap gains and capital gain dividends from underlying funds. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2007, reclassifications were made to decrease accumulated distributions in excess of net investment income by $340,290 and to increase accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $340,290.

      Distributions to shareholders of the Fund's 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares ("Cumulative Preferred Shares") are recorded on a daily basis and are determined as described in Note 5.

      The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

                                                             YEAR ENDED                   YEAR ENDED
                                                          DECEMBER 31, 2007            DECEMBER 31, 2006
                                                     --------------------------   --------------------------
                                                        COMMON       PREFERRED       COMMON       PREFERRED
                                                     ------------   -----------   ------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) .......   $  5,894,993   $ 1,213,076   $  5,779,022   $   786,749
Net long-term capital gains ......................      8,616,251     1,773,057     15,442,712     2,102,354
Return of capital ................................      6,966,691            --             --            --
                                                     ------------   -----------   ------------   -----------
Total distributions paid .........................   $ 21,477,935   $ 2,986,133   $ 21,221,734   $ 2,889,103
                                                     ============   ===========   ============   ===========

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

      At December 31, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on passive foreign investment companies, and basis adjustments due to income accruals on hybrid securities.

      At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

        Net unrealized appreciation on investments ........   $ 65,827,316
        Net unrealized depreciation on foreign currency
           and swap contracts .............................        (85,765)
        Other temporary differences* ......................       (161,371)
                                                              ------------
        Total .............................................   $ 65,580,180
                                                              ============

----------
* Other temporary differences are primarily due to accrued income on swap gains.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation (depreciation) at December 31, 2007:

                                      GROSS          GROSS       NET UNREALIZED
                                    UNREALIZED     UNREALIZED     APPRECIATION/
                       COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
                   -------------   ------------   ------------   --------------
Investments .....  $ 235,127,443   $ 68,945,764   $ (3,118,448)  $   65,827,316
Swap contracts ..             --            382        (86,483)         (86,101)
                   -------------   ------------   ------------   --------------
                   $ 235,127,443   $ 68,946,146   $ (3,204,931)  $   65,741,215
                   =============   ============   ============   ==============

      FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the fiscal year.

      The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the fiscal year ended December 31, 2007, the Fund's total return on the NAV of the common shares did exceed the stated dividend rate or corresponding swap rate of all outstanding preferred shares. Thus, management fees were accrued on these assets.

      During the fiscal year ended December 31, 2007, the Fund paid brokerage commissions of $62,379 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

      As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the fiscal year ended December 31, 2007, the Fund paid or accrued $281,841, which is included in payroll expenses in the Statement of Operations.

      The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2007, other than short-term and U.S. Government securities, aggregated $78,484,871 and $35,398,318, respectively.

5. CAPITAL. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended December 31, 2007, the Fund did not repurchase any common shares of beneficial interest in the open market.

      Transactions in common shares of beneficial interest were as follows:

                                                    YEAR ENDED              YEAR ENDED
                                                 DECEMBER 31, 2007      DECEMBER 31, 2006
                                              ---------------------   ---------------------
                                               SHARES      AMOUNT      SHARES      AMOUNT
                                              -------   -----------   -------   -----------
Net increase from shares issued upon
   reinvestment of distributions ..........   347,381   $ 3,159,205   366,005   $ 3,175,985

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund repurchased 500 shares of 5.625% Series A Cumulative Preferred Shares in the open market at a cost of $11,710 and an average discount of approximately 6.40% from its liquidation value of $25.00 per share. All repurchased shares of 5.625% Series A Cumulative Preferred Shares have been retired. At December 31, 2007, 1,183,700 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $27,743.

      On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Auction Market Cumulative Preferred Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Market Cumulative Preferred Shares ranged from 4.427% to 6.200% for the fiscal year ended December 31, 2007. If the number of Series B Auction Market Cumulative Preferred Shares subject to bid orders by potential holders is less than the number of Series B Auction Market Cumulative Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series B Auction Market Cumulative Preferred Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B Auction Market Cumulative Preferred Shares shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not redeem any shares of Series B Auction Market Cumulative Preferred Shares. At December 31, 2007, 1,000 shares of Series B Auction Market Cumulative Preferred Shares were outstanding with an annualized dividend rate of 5.75% per share and accrued dividends amounted to $23,958.

      The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                             2007       2006       2005        2004        2003
                                                                           -------    -------    -------     -------     -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .................................  $  8.19    $  6.98    $  7.14     $  6.83     $  6.27
                                                                           -------    -------    -------     -------     -------
   Net investment income ................................................     0.19       0.17       0.18        0.16        0.10
   Net realized and unrealized gain on investments ......................     0.61       1.84       0.45        0.99        1.17
                                                                           -------    -------    -------     -------     -------
   Total from investment operations .....................................     0.80       2.01       0.63        1.15        1.27
                                                                           -------    -------    -------     -------     -------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (a)
   Net investment income ................................................    (0.03)     (0.02)     (0.02)      (0.06)      (0.01)
   Net realized gain on investments .....................................    (0.07)     (0.08)     (0.07)      (0.03)      (0.04)
                                                                           -------    -------    -------     -------     -------
   Total distributions to preferred shareholders ........................    (0.10)     (0.10)     (0.09)      (0.09)      (0.05)
                                                                           -------    -------    -------     -------     -------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS ............................................     0.70       1.91       0.54        1.06        1.22
                                                                           -------    -------    -------     -------     -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ................................................    (0.16)     (0.16)     (0.14)      (0.10)      (0.09)
   Net realized gain on investments .....................................    (0.33)     (0.56)     (0.58)      (0.05)      (0.22)
   Paid-in capital ......................................................    (0.23)        --         --       (0.57)      (0.41)
                                                                           -------    -------    -------     -------     -------
   Total distributions to common shareholders ...........................    (0.72)     (0.72)     (0.72)      (0.72)      (0.72)
                                                                           -------    -------    -------     -------     -------
FUND SHARE TRANSACTIONS:
   Increase in net asset value from common share transactions ...........     0.01       0.02       0.02        0.03        0.03
   Increase (decrease) in net asset value from shares issued
      in rights offering ................................................       --         --         --       (0.06)       0.12
   Increase in net asset value from repurchase of preferred shares ......     0.00(f)      --         --        0.00(f)       --
   Offering costs for preferred shares charged to paid-in capital .......       --         --       0.00(f)     0.00(f)    (0.09)
   Offering costs for issuance of rights charged to paid-in capital .....       --       0.00(f)   (0.00)(f)   (0.00)(f)      --
                                                                           -------    -------    -------     -------     -------
   Total fund share transactions ........................................     0.01       0.02       0.02       (0.03)       0.06
                                                                           -------    -------    -------     -------     -------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD ...  $  8.18    $  8.19    $  6.98     $  7.14     $  6.83
                                                                           =======    =======    =======     =======     =======
   Net asset value total return + .......................................     8.08%     27.46%      5.71%      13.43%      18.60%
                                                                           =======    =======    =======     =======     =======
   Market value, end of period ..........................................  $  9.50    $  9.94    $  9.27     $  9.30     $  9.60
                                                                           =======    =======    =======     =======     =======
   Investment total return ++ ...........................................     3.42%     16.47%      7.79%       5.11%      19.86%
                                                                           =======    =======    =======     =======     =======

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred
      shares, end of period (in 000's) ......................   $   300,210   $   297,511   $   259,303   $   261,563   $   211,507
   Net assets attributable to common shares, end of
      period (in 000's) .....................................   $   245,617   $   242,906   $   204,698   $   206,958   $   156,507
   Ratio of net investment income to average net assets
      attributable to common shares before preferred
      share distributions ...................................          2.03%         2.24%         2.42%         2.32%         1.52%
   Ratio of operating expenses to average net assets
      attributable to common shares net of advisory
      fee reduction, if any (b)(c) ..........................          1.63%         1.75%         1.85%         2.04%         2.04%
   Ratio of operating expenses to average net assets
      including liquidation value of preferred shares
      net of advisory fee reduction, if any (b)(c) ..........          1.34%         1.40%         1.47%         1.52%         1.68%
   Portfolio turnover rate ..................................            13%           33%           19%           18%           28%
PREFERRED SHARES:
   5.625% SERIES A CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ..............   $    29,593   $    29,605   $    29,605   $    29,605   $    30,000
   Total shares outstanding (in 000's) ......................         1,184         1,184         1,184         1,184         1,200
   Liquidation preference per share .........................   $     25.00   $     25.00   $     25.00   $     25.00   $     25.00
   Average market value (d) .................................   $     23.36   $     23.80   $     25.02   $     24.68   $     25.12
   Asset coverage per share .................................   $    137.48   $    136.21   $    118.72   $    119.75   $     96.14
   AUCTION MARKET SERIES B CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ..............   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Total shares outstanding (in 000's) ......................             1             1             1             1             1
   Liquidation preference per share .........................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Average market value (d) .................................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Asset coverage per share .................................   $   137,478   $   136,210   $   118,718   $   119,752   $    96,140
   ASSET COVERAGE (e) .......................................           550%          545%          475%          479%          385%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to 2004 and 2003 rights offerings, assuming full subscription by shareholder.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to rights 2004 and 2003 rights offerings, assuming full subscription by shareholder.

(a) Calculated based upon average common shares outstanding on the record dates throughout the period.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the fiscal year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common stock net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction would have been 1.33%. Custodian fee credits for the fiscal years ended December 31, 2003 through 2006 were minimal.

(c) The Fund incurred interest expense during the fiscal year ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets attributable to common shares would have been 1.62% and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%.

(d)   Based on weekly prices.

(e)   Asset coverage is calculated by combining all series of preferred shares.

(f)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the "Trust") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 29, 2008

                            THE GABELLI UTILITY TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

                                                 NUMBER OF
                                TERM OF        FUNDS IN FUND
    NAME, POSITION(S)          OFFICE AND         COMPLEX
       ADDRESS(1)               LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
        AND AGE              TIME SERVED(2)        TRUSTEE                DURING PAST FIVE YEARS              HELD BY TRUSTEE(4)
--------------------------   --------------   ----------------   ---------------------------------------  --------------------------
INTERESTED TRUSTEES(3):

MARIO J. GABELLI              Since 1999**           26          Chairman and Chief Executive Officer of  Director of Morgan Group
Trustee and                                                      GAMCO Investors, Inc. and Chief          Holdings, Inc. (holding
Chief Investment Officer                                         Investment Officer - Value Portfolios    company); Chairman of the
Age: 65                                                          of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                                                 Management Inc.; Director/Trustee or     (multimedia and
                                                                 Chief Investment Officer of other        communication services
                                                                 registered investment companies in the   company)
                                                                 Gabelli/GAMCO Funds complex; Chairman
                                                                 and Chief Executive Officer of GGCP,
                                                                 Inc.

JOHN D. GABELLI               Since 1999*            10          Senior Vice President of Gabelli &       Director of GAMCO
Trustee                                                          Company, Inc.                            Investors, Inc.
Age: 63

INDEPENDENT TRUSTEES(5):

THOMAS E. BRATTER             Since 1999**            4          Director, President, and Founder of The              --
Trustee                                                          John Dewey Academy (residential college
Age: 68                                                          preparatory therapeutic high school)

ANTHONY J. COLAVITA           Since 1999***          35          Partner in the law firm of Anthony J.                --
Trustee                                                          Colavita, P.C.
Age: 72

JAMES P. CONN                 Since 1999*            16          Former Managing Director and Chief                   --
Trustee                                                          Investment Officer of Financial
Age: 69                                                          Security Assurance Holdings Ltd.
                                                                 (insurance holding company) (1992-1998)

VINCENT D. ENRIGHT            Since 1999**           15          Former Senior Vice President and Chief               --
Trustee                                                          Financial Officer of KeySpan
Age: 64                                                          Corporation (public utility)

FRANK J. FAHRENKOPF JR.       Since 1999***           5          President and Chief Executive Officer                --
Trustee                                                          of the American Gaming Association;
Age: 68                                                          Co-Chairman of the Commission on
                                                                 Presidential Debates; Former Chairman
                                                                 of the Republican National Committee
                                                                 (1983-1989)

ROBERT J. MORRISSEY           Since 1999***           6          Partner in the law firm of Morrissey,                --
Trustee                                                          Hawkins & Lynch
Age: 68

ANTHONY R. PUSTORINO          Since 1999*            14          Certified Public Accountant; Professor   Director of The LGL Group,
Trustee                                                          Emeritus, Pace University                Inc. (diversified
Age: 82                                                                                                   manufacturing)

SALVATORE J. ZIZZA            Since 1999***          26          Chairman of Zizza & Co., Ltd.            Director of Hollis-Eden
Trustee                                                          (consulting)                             Pharmaceuticals
Age: 62                                                                                                   (biotechnology); Director
                                                                                                          of Earl Scheib, Inc.
                                                                                                          (automotive services)

                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                TERM OF
    NAME, POSITION(S)          OFFICE AND
       ADDRESS(1)               LENGTH OF                                 PRINCIPAL OCCUPATION(S)
        AND AGE              TIME SERVED(2)                               DURING PAST FIVE YEARS
--------------------------   --------------   ------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                                     since 1988 and an officer of most of the registered investment companies in
Age: 56                                       the Gabelli/GAMCO Funds complex. Director and President of Gabelli Advisers,
                                              Inc. since 1998

DAVID I. SCHACHTER             Since 1999     Vice President of The Gabelli Global Utility & Income Trust since 2004, The
Vice President                                Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare & Wellness(Rx)
Age: 54                                       Trust since 2007; Vice President of Gabelli & Company, Inc. since 1999

JAMES E. MCKEE                 Since 1999     Vice President, General Counsel, and Secretary of GAMCO Investors, Inc. since
Secretary                                     1999 and GAMCO Asset Management Inc. since 1993; Secretary of all of the
Age: 44                                       registered investment companies in the Gabelli/GAMCO Funds complex

AGNES MULLADY                  Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                     registered investment companies in the Gabelli/GAMCO Funds complex; Senior
Age: 49                                       Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
                                              Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of
                                              AMIC Distribution Partners from 2002 through 2004; Controller of Reserve
                                              Management Corporation and Reserve Partners, Inc. and Treasurer of Reserve
                                              Funds from 2000 through 2002

PETER D. GOLDSTEIN             Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer                      Compliance Officer of all of the registered investment companies in the
Age: 54                                       Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      ** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      *** - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)   Trustees  who are not  interested  persons  are  considered  "Independent"
      Trustees.

CERTIFICATIONS

      The Utility Trust's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 13, 2007, he was not aware of any violation by the Utility Trust of applicable NYSE corporate governance listing standards. The Utility Trust reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS

                                                TOTAL AMOUNT     ORDINARY    LONG-TERM                   DIVIDEND
                           PAYABLE    RECORD         PAID       INVESTMENT    CAPITAL     RETURN OF    REINVESTMENT
                            DATE       DATE     PER SHARE (a)   INCOME (a)   GAINS (a)   CAPITAL (c)       PRICE
                          --------   --------   -------------   ----------   ---------   -----------   ------------
COMMON SHARES
                          01/25/07   01/17/07     $ 0.06000      $ 0.01909   $ 0.02241    $ 0.01850      $ 9.17700
                          02/22/07   02/13/07       0.06000        0.01594     0.02414      0.01992        9.38600
                          03/26/07   03/16/07       0.06000        0.01594     0.02414      0.01992        9.69000
                          04/04/07   04/16/07       0.06000        0.01594     0.02414      0.01992        9.46200
                          05/24/07   05/16/07       0.06000        0.01594     0.02414      0.01992        9.43350
                          06/25/07   06/15/07       0.06000        0.01594     0.02414      0.01992        9.16750
                          07/25/07   07/17/07       0.06000        0.01594     0.02414      0.01992        9.33850
                          08/27/07   08/17/07       0.06000        0.01594     0.02414      0.01992        8.74950
                          09/24/07   09/14/07       0.06000        0.01594     0.02414      0.01992        8.83500
                          10/25/07   10/17/07       0.06000        0.01594     0.02414      0.01992        8.80650
                          11/26/07   11/15/07       0.06000        0.01594     0.02414      0.01992        8.70200
                          12/17/07   12/12/07       0.06000        0.01594     0.02414      0.01992        8.53100
                                                  ---------      ---------   ---------    ---------
                                                  $ 0.72000      $ 0.19443   $ 0.28795    $ 0.23762
5.625% PREFERRED SHARES
                          03/26/07   03/19/07     $ 0.35156      $ 0.14484   $ 0.20672
                          06/26/07   06/19/07       0.35156        0.13983     0.21174
                          09/26/07   09/19/07       0.35156        0.13983     0.21174
                          12/26/07   12/18/07       0.35156        0.13983     0.21174
                                                  ---------      ---------   ---------
                                                  $ 1.40625      $ 0.56432   $ 0.84193

AUCTION MARKET PREFERRED SHARES

      Auction Market Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2007 distributions derived from long-term capital gains for the Auction Market Preferred Shares was 59.87%.

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the fiscal year ended December 31, 2007 were $10,389,308, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

      The Fund paid to common and 5.625% Series A preferred shareholders ordinary income dividends of $0.1944 and $0.5643 per share, respectively, in 2007. The Fund paid to Series B Auction Market preferred shareholders an ordinary income dividend totaling $537.8998 per share in 2007. For the fiscal year ended December 31, 2007, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income. The percentage of the ordinary income dividends paid by the Fund during 2007 derived from U.S. Government Securities was 0.38%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Government Securities held as of December 31, 2007 was 11.25%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                  SHORT-TERM    LONG-TERM                                      ADJUSTMENT
                                    INVESTMENT     CAPITAL       CAPITAL      RETURN OF          TOTAL           TO COST
                                    INCOME (b)    GAINS (b)       GAINS      CAPITAL (c)   DISTRIBUTIONS (a)    BASIS (d)
                                   -----------   -----------   -----------   -----------   -----------------   ----------
COMMON SHARES
2007 ...........................   $   0.15458   $   0.03985   $   0.28795    $ 0.23762       $    0.72000      $ 0.23762
2006 ...........................       0.15750       0.03900       0.52350           --            0.72000             --
2005 ...........................       0.15240       0.02280       0.54480           --            0.72000             --
2004 (g) .......................       0.09348       0.02958       0.00229      0.59465            0.72000        0.59465
2003 (f) .......................       0.08544       0.01128       0.21240      0.41088            0.72000        0.41088
2002 (e) .......................       0.11175       0.00210       0.35900      0.24690            0.72000        0.24690
2001 ...........................       0.20835       0.33142       0.16023           --            0.70000             --
2000 ...........................       0.05620       0.14020       0.80360           --            1.00000             --
1999 ...........................       0.08049       0.00090       0.06861           --            0.15000             --
5.625% PREFERRED SHARES
2007 ...........................   $   0.44768   $   0.11663   $   0.84194           --       $    1.40625             --
2006 ...........................       0.30694       0.07589       1.02342           --            1.40625             --
2005 ...........................       0.29785       0.04494       1.06346           --            1.40625             --
2004 ...........................       1.04873       0.33179       0.02572           --            1.40625             --
AUCTION RATE PREFERRED SHARES
2007 ...........................   $ 426.72648   $ 111.17336   $ 802.52016           --       $ 1340.42000             --
2006 ...........................     266.52830      65.89950     888.68220           --         1221.11000             --
2005 ...........................     177.88970      26.83920     635.15100           --          839.88000             --
2004 ...........................     280.59420      88.77260       6.88340           --          376.20000             --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income.

(c)   Non-taxable.

(d)   Decrease in cost basis.

(e) On May 22, 2002, the Fund distributed Rights equivalent to $0.09 per share based upon full subscription of all issued shares.

(f) On August 20, 2003, the Fund also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.

(g) On October 20, 2004, the Fund also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Utility Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and reregistered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

         --------------------------------------------------------------
         The Annual Meeting of The Gabelli Utility Trust's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
         --------------------------------------------------------------

--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Utility Trust (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES                                                     OFFICERS

Mario J. Gabelli, CFA                                        Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                          PRESIDENT
   GAMCO INVESTORS, INC.
                                                             Peter D. Goldstein
Dr. Thomas E. Bratter                                           CHIEF COMPLIANCE OFFICER
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY
                                                             James E. McKee
Anthony J. Colavita                                             SECRETARY
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                                 Agnes Mullady
                                                                TREASURER
James P. Conn
   FORMER MANAGING DIRECTOR &                                David I. Schachter
   CHIEF INVESTMENT OFFICER,                                    VICE PRESIDENT & OMBUDSMAN
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                             INVESTMENT ADVISER
Vincent D. Enright                                           Gabelli Funds, LLC
   FORMER SENIOR VICE PRESIDENT &                            One Corporate Center
   CHIEF FINANCIAL OFFICER,                                  Rye, New York 10580-1422
   KEYSPAN CORP.
                                                             CUSTODIAN
Frank J. Fahrenkopf, Jr.                                     Mellon Trust of New England, N.A.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION                               COUNSEL
                                                             Willkie Farr & Gallagher LLP
John D. Gabelli
   SENIOR VICE PRESIDENT,                                    TRANSFER AGENT AND REGISTRAR
   GABELLI & COMPANY, INC.                                   Computershare Trust Company, N.A.

Robert J. Morrissey                                          STOCK EXCHANGE LISTING
   ATTORNEY-AT-LAW,                                                                               5.625%
   MORRISSEY, HAWKINS & LYNCH                                                        Common     Preferred
                                                                                   ----------   ---------
Anthony R. Pustorino                                         NYSE-Symbol:              GUT       GUT PrA
   CERTIFIED PUBLIC ACCOUNTANT,                              Shares Outstanding:   30,021,188   1,183,700
   PROFESSOR EMERITUS, PACE UNIVERSITY
                                                             The Net Asset Value per share appears in
Salvatore J. Zizza                                           the Publicly Traded Funds column, under
   CHAIRMAN, ZIZZA & CO., LTD.                               the heading "Specialized Equity Funds,"
                                                             in Monday's The Wall Street Journal. It
                                                             is also listed in Barron's Mutual
                                                             Funds/Closed End Funds section under the
                                                             heading "Specialized Equity Funds."

                                                             The Net Asset Value per share may be
                                                             obtained each day by calling (914)
                                                             921-5070 or visiting www.gabelli.com.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Cumulative Preferred Shares in the open market when the shares are trading at a discount to liquidation value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                     GUT Q4/2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,300 for 2006 and $40,000 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,400 for 2006 and $5,800 for 2007. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2006 and $4,350 for 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright and Anthony R. Pustorino.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Utility Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                           Total Assets
                                                                                        No. of Accounts     in Accounts
          Name of Portfolio                                Total                         where Advisory   where Advisory
             Manager or               Type of          No. of Accounts       Total      Fee is Based on    Fee is Based
             Team Member              Accounts             Managed           Assets       Performance     on Performance
       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
       1.  Mario J. Gabelli      Registered                  23             $15.6B             6               $5.3B
                                 Investment
                                 Companies:
       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                 Other Pooled                12             $269.6M            11             $188.6M
                                 Investment
                                 Vehicles:
       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                 Other Accounts:            1991            $10.6B             6               $1.6B
       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli owned over $1,000,000 of shares of the Trust as of December 31, 2007.

(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= ========================== ===============================
                                                                         (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ============================= ========================== ===============================
Month #1      Common - N/A              Common - N/A                  Common - N/A               Common - 29,871,169
07/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,184,200
07/31/07
============= ========================= ============================= ========================== ===============================
Month #2      Common - N/A              Common - N/A                  Common - N/A               Common - 29,901,130
08/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,184,200
08/31/07
============= ========================= ============================= ========================== ===============================
Month #3      Common - N/A              Common - N/A                  Common - N/A               Common - 29,930,702
09/01/07
through       Preferred Series A - 500  Preferred Series A -          Preferred Series A - 500   Preferred Series A - 1,183,700
09/30/07                                $23.4200
============= ========================= ============================= ========================== ===============================
Month #4      Common - N/A              Common - N/A                  Common - N/A               Common - 29,960,348
10/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
10/31/07
============= ========================= ============================= ========================== ===============================
Month #5      Common - N/A              Common - N/A                  Common - N/A               Common - 29,990,468
11/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
11/30/07
============= ========================= ============================= ========================== ===============================
Month #6      Common - N/A              Common - N/A                  Common - N/A               Common - 30,021,189
12/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
12/31/07
============= ========================= ============================= ========================== ===============================
Total         Common - N/A              Common - N/A                  Common - N/A               N/A

              Preferred Series A - 500  Preferred Series A -          Preferred Series A - 500
                                        $23.4200
============= ========================= ============================= ========================== ===============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utility Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     03/07/08
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* Print the name and title of each signing officer under his or her signature.